EMPLOYMENT AGREEMENT

     This Employment Agreement ("Agreement") is entered into by and between Park City Group, Inc., a Delaware corporation (the "Company") and Randall K. Fields ("Employee"), effective January 1, 2001.

                                    Recitals:

         A.    Employee  is the  President  and Chief  Executive  Officer of the
               Company.

         B. This Agreement is made to protect the Company's legitimate and legally protectible property and business interests.

         C. This Agreement is entered into as a term and condition of Employee's employment with the Company.

                                   Agreements:

     Now, Therefore, in consideration of the mutual covenants and promises contained in, and the mutual benefits to be derived from this Agreement, and for other good and valuable consideration, the Company and Employee agree as follows:

         1.    Employment.

               The Company hereby employs Employee, and Employee hereby accepts such employment, on the terms and conditions of this Agreement.

         2.     Term of the Employment.

               The employment of Employee by the Company will commence as of January 1, 2001 and end on the fifth anniversary of such date (the "Initial Term"), unless sooner terminated pursuant to the terms hereof or extended at the sole discretion of the Company's Board of Directors. The Initial Term and any subsequent terms will automatically renew for additional one year periods unless, six months prior to the expiration of the then current term, either party gives notice to the other that the Agreement will not renew for an additional term. In the event of such written notice being timely provided by the Company, Employee shall not be required to perform any responsibilities or duties to the Company during the final two months of the then-existing term. In such event, the Company will remain obligated to Employee for all compensation and other benefits set forth herein and in any written modifications hereto.

         3.    Duties.

               (a) General Duties. Employee shall be employed as President and Chief Executive Officer of the Company, and shall have such duties, responsibilities and obligations as are established by the Bylaws of the Company or are generally required of persons employed in similar positions. This shall include full executive powers of these positions over all operating and financial officers, the authority to hire and fire officers and other employees, and to authorize expenditures of money for corporate purposes, subject to the right of the Board of Directors to impose reasonable restrictions and requirements.

               (b) Performance. To the best of his ability and experience, Employee will at all times loyally and conscientiously perform all duties, and discharge all responsibilities and obligations, required of and from him pursuant to the express and implicit terms hereof, and to the reasonable satisfaction of the Company. Employee shall devote his full time, energy, skill and attention to the business of the Company, and the Company shall be entitled to all of the benefits and profits arising from or incident to all such work, services, and advice of Employee rendered to the Company.

               (c) Company Directorship. Employee shall be elected to the position of director and shall serve on the Company's Board of Directors during his term of employment as Chairman.

               (d) Other Directorships and Businesses. During the term of his Employment, Employee may serve on the boards of directors or on advisory boards of other companies or engage in other business relationships, so long as such service does not interfere or conflict with the performance of Employee's duties hereunder, and provided further that Employee will not serve on the boards of directors or on advisory boards of companies which are direct competitors of the Company.

              (e) Outside Activities. Nothing in this Agreement shall prohibit Employee from directing his personal investments or accepting speaking or presentation engagements in exchange for honoraria, or from rendering services to, or serving on boards of, charitable organizations, so long as such activities do not interfere or conflict with the performance of Employee's duties hereunder.

         4.   Compensation and Benefits.

              (a) Salary. The Company shall pay to Employee an annual base salary of $350,000 ("Annual Base Salary"). The Annual Base Salary, which shall be pro-rated for any partial employment period, will be payable in equal bi-weekly installments or at such other intervals as may be established for the Company's customary payroll schedule, less all applicable federal, state and local income and employment tax withholdings required by law. The Annual Base Salary shall be subject to a cost of living increase of 5% annually commencing on January 1, 2002. In addition, the Annual Base Salary shall be subject to annual review and adjustment by the Board of Directors or any appropriate committee thereof in its sole discretion, provided, however, that Employee's Annual Salary may not be reduced below the amount in effect at the inception of this Agreement, as adjusted by the applicable cost of living increase.

              (b) Company Vehicle. The Company shall provide the Employee with a company vehicle. The cost of such vehicle shall not exceed $1,000.00 per month plus applicable deposits if purchased on a monthly installment contract or leased pursuant to a operating lease. The Company shall also pay reasonable operating costs of such vehicle to include insurance, registration and taxes, maintenance, fuel and other related costs.

              (c) Other Benefits. The Company acknowledges that the Employee conducts a considerable amount of business activities from Employee's personal residence. Accordingly, the Company shall pay all costs, charges and fees related to the installation and maintenance of a telephone line and system, and a wide area network and/or a high speed internet connection at the Employee's residence. In addition, the Company shall also provide the Employee with a computer and any other equipment deemed necessary for the Employee to conduct necessary business activities from Employees personal residence.

                    The Company also acknowledges that the Employee's business assistant performs limited personal accounting and other services for the Employee. The Company hereby authorizes such activities so long as they do not materially interfere with said assistant's other Company responsibilities. Should Employee retain someone else to perform personal accounting services, the Company shall bear the cost of such services.

              (d) Benefit and Stock Option Plans. Employee shall be entitled to participate, to the extent of Employee's eligibility, in any employee benefit and stock option plans made available by the Company to its employees during the term of this Agreement. In addition, at no cost to Employee, Company will provide Employee, and his immediate family members living with him, coverage under a health and dental insurance plan during the term of Employee's employment and any applicable COBRA coverage period.

              (e) Vacations, Holidays, etc. Employee shall have four (4) weeks paid vacation and twelve (12) days personal/sick leave during each year he is employed. Any of the Employee's accrued and unused vacation and sick days at the end of a calendar year (December 31) shall be paid to the Employee within 30 days of the end of the calendar year. Any unpaid accrued vacation and sick days outstanding as of December 31, 2000 that has not been paid as of the date of this agreement shall be paid to the Employee no later than June 15, 2001.

              (f) Indemnification; D&O Insurance. The Company shall indemnify the Employee to the extent of and in accordance with the Indemnity Agreement attached as Exhibit "A" hereto, and shall provide director's and officer's insurance with such coverages, in such amounts and from such insurers as constitutes good practices by comparable companies in the same business as the Company. Such insurance shall provide defense and coverage obligations for any claim arising out of Employee's acts or omissions committed during the Initial Term or any subsequent term hereof, regardless of when such claims are asserted.

              (g) Incentive and Performance Bonuses. Upon execution of this Agreement, the Company shall pay the Employee a bonus equal to 5% of the consolidated and/or combined annual profits before interest, income taxes, depreciation and amortization but after deduction of all other expenses, determined in accordance with GAAP, of the Company and its affiliated and/or subsidiary entities commencing with the year ended December 31, 2001. Such bonus shall be paid within 30 days of the issuance of audited financial statements with respect to the applicable year. In addition to the foregoing, in recognition of Employee's responsibility to obtain suitable acquisitions for the benefit of the Company and to provide a substantial incentive to Employee to devote the substantial time, energy, skill and attention required to locate and close such acquisitions, the Company shall pay the Employee an amount equal to 5% of the consideration paid for the company or business acquired by the Company during the term of this Agreement, regardless of the form of the transaction, to be paid within 30 days of the closing of the transaction. The payment to Employee shall be in a form consistent with the consideration exchanged in the acquisition transaction (e.g., cash, common stock, options, etc.).

               (h) Travel and Business Expense Reimbursement. The Company shall promptly reimburse Employee for all of his reasonable business expenses, including international first class air travel, and auto mileage at the prevailing IRS rate, including travel to and from Employee's residence.

               (i) Life Insurance. The Company shall maintain a term life insurance policy in the name of the Employee for at least $10,000,000 with the beneficiary to be designated by the Employee at his sole discretion.

         5.   Proprietary Information.

              (a) Obligation. Employee shall not disclose, publish, disseminate, reproduce, summarize, distribute, make available or use any Proprietary Information, except in pursuance of Employee's duties, responsibilities and obligations under this Agreement and for the benefit of the Company.

              (b) Definition. As used in this Agreement, "Proprietary Information" means information that is (i) designated as "confidential," "proprietary" or both by the Company or should have been known to be "confidential" or "proprietary" to the Company from the nature of the information or the circumstances of its disclosure, and (ii) has economic value or affords commercial advantage to the Company because it is not generally known or readily ascertainable by proper means by other persons. By way of illustration, Proprietary Information includes but is not limited to information relating to the Company's products, services, business operations, business plans and financial affairs, and customers; any application, utility, algorithm, formula, pattern, compilation, program, device, method, technique, process, idea, concept, know-how, flow chart, drawing, standard, specification, or invention; and any tangible embodiment of Proprietary Information that may be provided to or generated by Employee.

              (c) Return upon Termination. Upon the termination of this Agreement for any reason, and at any time prior thereto upon request by the Company, Employee shall return to the Company all tangible embodiments of any Proprietary Information in Employee's possession, including but not limited to, originals, copies, reproductions, notes, memoranda, abstracts, and summaries.

              (d) Ownership. Any Proprietary Information developed or conceived by Employee during the term of this Agreement shall be and remain the sole property of the Company. Employee agrees promptly to communicate and disclose all such Proprietary Information to the Company and to execute and deliver to the Company any instruments deemed necessary by the Company to perfect the Company's rights in such Proprietary Information.

         6.   Termination of Employment.

              (a) Additional Definitions. For purposes of this Agreement, the following terms shall have the meanings assigned below:

           (i) "Cause" means (A) conviction of a crime involving moral turpitude, or (B) a determination by the Board of Directors ofthe Company in good faith that Employee [1] has failed to substantially perform his duties in his then current position,[2] has engaged in grossly negligent, dishonest or unethical activity, or [3] has breached a fiduciary duty or a covenant hereunder, including without limitation the unauthorized disclosure of Company trade secrets or confidential information, resulting in material loss or damage to the Company.

           (ii) "Change in Control of the Company" means a change in control of a nature that would be required to be reported in response to
               Item 6(e) of Schedule 14A of Regulation 14A (or any successor or replacement provision) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), if the Company were subject to such reporting requirements; provided that, without limitation, such a change in control shall be deemed to have occurred if any "person" (as such term is used in paragraph 13(d) and 14(d) of the Exchange Act) who on the date hereof is not a director or officer of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3, as amended or replaced, under the Exchange
               Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities.

           (iii) "Determination Date" means (A) if Employee's employment is terminated by his death, the date of his death, (B) if Employee's employment is terminated by reason of Disability, thirty (30) days after Notice of Termination is given, provided that Employee shall not have returned to the performance of his duties during such thirty (30) day period, (C) if Employee's employment is terminated by reason of a Change in Control of the Company, the date specified in the Notice of Termination, (D) if Employee's employment is terminated for Cause by reason of conviction of a crime involving moral turpitude, the date on which a Notice of Termination is given, or (E) if Employee's employment is terminated for Cause for a reason other than specified in (D), thirty (30) days after Notice of Termination is given, provided that Employee shall not have cured the reason for such Cause during such thirty (30) day period.

           (iv) "Disability" means (A) Employee's inability, by reason of physical or mental illness or other cause, to perform Employee's duties hereunder on a full-time basis for a period of twenty-six
               (26) consecutive weeks, or (B) in the discretion of the Board of Directors, as such term is defined in any disability insurance policy in effect at the Company during the time in question.

           (v) "Good Reason" means a failure by the Company to comply with any material provision of this Agreement which has not been cured within ten (10) days after notice of such noncompliance has been given by Employee to the Company.

           (vi) "Notice of Termination" means a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated. Any termination of Employee's employment by the Company or by Employee (other than termination pursuant to subsection 6(b) hereof) shall be communicated by written Notice of Termination to the other party hereto.

              (b) Termination on Employee's Death. Employee's employment hereunder shall terminate upon Employee's death. Upon such termination, Employee's representative or estate shall be entitled to receive only the compensation, benefits and reimbursement earned or accrued by Employee under the terms of his employment prior to the Determination Date, but shall not be entitled to any further compensation, benefits, or reimbursement subsequent to such date.

              (c) Termination By The Company for Employee's Disability. Employee's employment hereunder may be terminated without breach of this Agreement upon Employee's Disability, upon written Notice of Termination from the Company to Employee and Employee's failure to return to the performance of his duties as provided in Section 6(a)(iii)(B) hereof. Employee shall receive full compensation, benefits, and reimbursement of expenses pursuant to the terms of his employment from the date Disability begins until the Determination Date specified in the Notice of Termination given under this section, or until Employee begins to receive disability benefits pursuant to a Company disability insurance policy, whichever occurs first.

              (d) Termination By The Company For Cause. Employee's employment hereunder may be terminated without breach of this Agreement for Cause, upon written Notice of Termination from the
                    Company to Employee and Employee's failure to cure such Cause as provided in Section 6(a)(iii)(E) hereof. If Employee's employment is terminated for Cause, the Company shall pay Employee his full Annual Base Salary accrued through the Determination Date, and the Company shall have no further obligation to Employee under this Agreement for other compensation or benefits accrued but unpaid prior to the Determination Date.

              (e) Termination On Change of Control of the Company. Employee's employment hereunder may be terminated without breach of this Agreement at any time within twelve months following a Change in Control of the Company at the election of the Employee. If the Employee's employment pursuant to this
                    Section 6(e) is terminated, Employee shall be entitled to receive the compensation, benefits and reimbursement earned or accrued by Employee under the terms of his employment prior to the Determination Date, including any incentive bonus. In addition, Employee shall receive as a severance payment the balance of Employee's compensation through the end of the then current term of this Agreement at the rate that would have been in effect in the fifth year of this Agreement as if it were the current rate of compensation. Also, upon Employee's termination in connection with this
                    Section 6(e), Employee shall be entitled to an annual bonus for the remaining period of this contract equal to the bonus due to Employee for the immediately preceding year. Employee's employment hereunder may not be terminated by the Company following a Change in Control of the Company without it being a breach of this Agreement.

              (f) Termination by Employee. Employee may terminate his employment hereunder for Good Reason or if his health should become impaired to an extent that makes his continued performance of his duties hereunder hazardous to his physical  or  mental  health  or  his  life,  provided  that
                    Employee shall have furnished the Company with a written statement from a qualified doctor to such effect and, provided further, that, at the Company's request, Employee shall submit to an examination by a doctor selected by the Company and such doctor shall have concurred in the conclusion of Employee's doctor. If Employee shall terminate his employment pursuant to this Section 6(f), Employee shall be entitled to receive the following:

           (i) the compensation, benefits and reimbursement earned or accrued by Employee under the terms of his employment prior to the Determination Date, including any incentive bonus,

           (ii) if Employee shall terminate his employment for Good Reason consisting of the Company's material breach of this Agreement, severance, including bonuses, as defined in Section 6 (e) shall be due and payable to Employee.

         7.   Miscellaneous.

              (a) Severability. If any provision of this Agreement is found to be unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

              (b) Notices. Any notice required or permitted hereunder to be given by either party shall be in writing and shall be delivered personally or sent by certified or registered mail, postage prepaid, or by private courier, or by facsimile or telegram to the party to the address the party may designate from time to time. A notice delivered personally shall be effective upon receipt. A notice sent by facsimile or telegram shall be effective 24 hours after the dispatch thereof. A notice delivered by mail or by private courier shall be effective on the 3rd day after the day of mailing. A copy of notices given hereunder will be delivered or sent to the following persons and addresses (or such other address as designated from time to time):

              (c) Attorney's Fees. In the event of any action at law or equity to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and court costs in addition to any other relief to which such party may be entitled.

              (d)   Governing   Law.  This  Agreement   shall  be   interpreted,
                    construed, governed and enforced according to the laws of the State of Utah. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain in full force and effect.

              (e) Successors and Assigns. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company. This Agreement is for the unique personal services of Employee, and Employee shall not be entitled to assign any of his rights or obligations hereunder.

              (f) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the employment of Employee. This Agreement can be amended or modified only in a writing signed by Employee and an authorized representative of the Company.

              (g) Signature by Facsimile and Counterpart. This Agreement may be executed in counterpart, and facsimile signatures are acceptable and binding on the parties hereto.

                    IN WITNESS  WHEREOF,  the  parties  hereto  have caused this
               Agreement to be duly executed and signed as of the day and year first above written.


                        "Company" Park City Group, Inc.,
                             a Delaware corporation

           "Employee"                             /s/ Randall K. Fields
           By: /s/ Randall K. Fields            Name: Randall K. Fields Address:
K. Fields  Title: President  Address:

By: /s/ Narayan Krishnan
Name: Narayan Krishnan
Title: Chief Financial Officer

                                    EXHIBIT A
                            INDEMNIFICATION AGREEMENT
                        (See Attached Form of Agreement)